For period ending February 28, 2007				Exhibit 77O
File number 811-6292

                               		FORM 10f-3
		Registered Domestic Securities and Government Securities

Fund:	 UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.	Issuer: Momentive Performance Materials Inc. 9 3/4% 12/01/14

2.	Date of Purchase: 11/29/2006      3.  Date offering commenced:
	11/29/06

4.	Underwriter(s) from whom purchased: JP Morgan Chase Securities

5.	Affiliated Underwriter managing or participating in syndicate: UBS

6.	Aggregate principal amount or number of shares purchased:  50,000
	 Shares

7.	Aggregate principal amount or total number of shares of offering:
	$765,000,000

8.	Purchase price per unit or share (net of fees and expenses):
	$100.00

9.	Initial public offering price per unit or share:   $100.00

10.	Commission, spread or profit:  .375%

11.	Have the following conditions been satisfied?
YES
NO


	a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of
	    the 1940 Act).					__X___	_______

	b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
	    which the offering terminated).			___X___	_______

	c.  The securities were purchased at a price not more than the price
	    paid by each purchaser in the offering.		___X___	_______

	d.  The underwriting was a firm commitment underwriting.___X___	_______

	e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
	    during the same period.				___X___	_______

	f.  The issuer of the securities and any predecessor has been in
	    continuous operation for not less than three years.	___X___	_______

	g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal
	    amount of the offering.				___X___	_______

	h.  No Affiliated Underwriter was a direct or indirect participant in or
	    beneficiary of the sale.				___X___	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved: /s/ Shu-Yang Tan	Date: 12/15/06



					FORM 10f-3
		Registered Domestic Securities and Government Securities


Fund:	 UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.	Issuer: Mosaic Co. 7 5/8% 12/01/16

2.	Date of Purchase: 11/16/2006      3.  Date offering commenced:
	11/16/06

4.	Underwriter(s) from whom purchased: JP Morgan Chase Securities

5.	Affiliated Underwriter managing or participating in syndicate: UBS

6.	Aggregate principal amount or number of shares purchased:  25,000 Shares

7.	Aggregate principal amount or total number of shares of offering:
	$475,000,000

8.	Purchase price per unit or share (net of fees and expenses):   $100.00

9.	Initial public offering price per unit or share:   $100.00

10.	Commission, spread or profit:  .375%

11.	Have the following conditions been satisfied?
YES
NO


	a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of
 	    the 1940 Act).	 				__X___	_______

	b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
	    which the offering terminated).			___X___	_______

	c.  The securities were purchased at a price not more than the price
	    paid by each purchaser in the offering.		___X___	_______

	d.  The underwriting was a firm commitment underwriting.___X___	_______

	e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
	    during the same period.				___X___	_______

	h.  The issuer of the securities and any predecessor has been in continuous
	    operation for not less than three years.		___X___	_______

	i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal
	    amount of the offering.				___X___	_______

	h.  No Affiliated Underwriter was a direct or indirect participant in or
	    beneficiary of the sale.				___X___	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved: /s/ Matt Iannucci	Date: 1/18/07

					FORM 10f-3
		Registered Domestic Securities and Government Securities


Fund:	 UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.	Issuer: Mosaic Co. 7 3/8% 12/01/14

2.	Date of Purchase: 11/16/2006      3.  Date offering commenced:
	11/16/06

4.	Underwriter(s) from whom purchased: JP Morgan Chase Securities

5.	Affiliated Underwriter managing or participating in syndicate: UBS

6.	Aggregate principal amount or number of shares purchased:  25,000 Shares

7.	Aggregate principal amount or total number of shares of offering:
	$475,000,000

8.	Purchase price per unit or share (net of fees and expenses):
	$100.00

9.	Initial public offering price per unit or share:   $100.00

10.	Commission, spread or profit:  .375%

11.	Have the following conditions been satisfied?
YES
NO


	a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of
            the 1940 Act).					__X___	_______

	b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
	    which the offering terminated).			___X___	_______

	c.  The securities were purchased at a price not more than the price
	    paid by each purchaser in the offering.		___X___	_______

	d.  The underwriting was a firm commitment underwriting.___X___	_______

	e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
	    during the same period.				___X___	_______

	j.  The issuer of the securities and any predecessor has been in continuous
	    operation for not less than three years.		___X___	_______

	k. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal
	    amount of the offering.				___X___	_______

	h.  No Affiliated Underwriter was a direct or indirect participant in or
	    beneficiary of the sale.				___X___	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Matt Iannucci	Date: 1/18/07

					FORM 10f-3
		Registered Domestic Securities and Government Securities

Fund:	 UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1.	Issuer: CMP Susquehanna Corp

2.	Date of Purchase: 5/1/2006      3.  Date offering commenced: 5/1/2006

4.	Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner

5.	Affiliated Underwriter managing or participating in syndicate: UBS
	Investment Bank

6.	Aggregate principal amount or number of shares purchased:  $75,000.00

7.	Aggregate principal amount or total number of shares of offering:
	$275,000,000

8.	Purchase price per unit or share (net of fees and expenses):   $100.00

9.	Initial public offering price per unit or share:   $100.00

10.	Commission, spread or profit:  2.50%

11.	Have the following conditions been satisfied?
YES
NO


	a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of
	    the 1940 Act).					__X___	_______

	b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
	    which the offering terminated).			___X___	_______

	c.  The securities were purchased at a price not more than the price
	    paid by each purchaser in the offering.		___X___	_______

	d.  The underwriting was a firm commitment underwriting.___X___	_______

	e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
 	    during the same period.				___X___	_______

	l.  The issuer of the securities and any predecessor has been in continuous
	    operation for not less than three years.		___X___	_______

	m. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal
	    amount of the offering.				___X___	_______

	h.  No Affiliated Underwriter was a direct or indirect participant in or
	    beneficiary of the sale.				___X___	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Marianne Rossi	Date: 7/11/06